UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 9, 2005

         Meridian Healthcare Growth and Income Fund Limited Partnership
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               (Exact Name of Registrant as Specified in Charter)


       Delaware                        000-17596             52-1549486
    --------------                    ------------          -------------
 (State or Other Juris-               (Commission           (IRS Employer
diction of Incorporation              File Number)        Identification No.)


 300 East Lombard Street - Suite 1200, Baltimore, Maryland         21202
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       (Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (410) 727-4083

                                       N/A
           ---------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01.  Regulation FD Disclosure

     On September 9, 2005 Meridian Healthcare Growth and Income Fund Limited Partnership (the "Fund") issued a letter to investors regarding the closing of the sale of its seven skilled nursing facilities. The full text of the letter is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

         (c)      Exhibits

     The following exhibit relating to Item 7.01 shall be deemed to be furnished, and not filed:

                  99.1     Letter to investors dated September 9, 2005.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  MERIDIAN HEALTHCARE GROWTH AND INCOME FUND
                                  LIMITED PARTNERSHIP



Date:  September 9, 2005          By: ____/s/ Timothy M. Gisriel
                                   Timothy M. Gisriel
                                    Treasurer
                                   Brown-Healthcare, Inc.
                                   Administrative General Partner

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                                  Exhibit Index


Exhibit No.                    Description

99.1                           Letter to investors dated September 9, 2005.